UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2022

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item  5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item  5.07 Submission of Matters to a Vote of Security Holders.

On August 12, 2022, EDOC Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Extension Meeting”) to amend the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from August 12, 2022 to February 12, 2023 (the “Extension Amendment Proposal”). There were 5,477,242 ordinary shares of the Company issued and outstanding on July 18, 2022, the record date for the Extension Meeting. At the Extension Meeting, there were 3,732,616 ordinary shares present in person or by proxy, representing approximately 68.1% of the total ordinary shares outstanding as of the record date, which constituted a quorum.

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
3,732,575	41	0

Shareholders holding 646,617 shares of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). As a result, $6,660,149.61 million (approximately $10.30 per share) will be removed from the Trust Account to pay such holders.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on August 15, 2022. A copy of the Company’s Charter Amendment is attached hereto as Exhibit 3.1, and is incorporated by reference.

Item 8.01 Other Events

On August 15, 2022, the Company issued a press release announcing that its shareholders approved the Extension Amendment Proposal at the Extension Meeting. The press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Memorandum and Articles of Association of the Company
99.1	Press Release, dated August 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: August 15, 2022	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer

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